EXHIBIT 10.2

JPMORGAN CHASE BANK, N.A.
712 Main Street – 12 South
Houston, Texas 77002

July 27, 2018

Chaparral Energy, Inc.
701 Cedar Lake Blvd.
Oklahoma City, Oklahoma 73114

Attention: Joe Evans

Re: Letter Agreement Regarding Marmaton Sale

Ladies and Gentlemen:

Reference is hereby made to that certain Tenth Restated Credit Agreement dated as of December 21, 2017 (as amended prior to the date hereof, the “Credit Agreement”), among Chaparral Energy, Inc., a Delaware corporation (the “Borrower”), each of the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) and the other parties party thereto. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

1. Marmaton Sale. The Borrower has advised the Administrative Agent and the Lenders that one of the Subsidiaries of the Borrower intends to sell or otherwise transfer those certain Oil and Gas Properties more particularly described in that certain Purchase and Sale Agreement, dated as of June 20, 2018, among Chaparral Energy, L.L.C., an Oklahoma limited liability company (“Chaparral”) and Resource Oil & Gas, L.L.C., an Oklahoma limited liability company (such version of such purchase and sale agreement, the “Marmaton Sale Agreement”, such Oil and Gas Properties including the oil and gas leases and wells described on Exhibit A to the Marmaton Sale Agreement, together with the other “Properties” as defined in the Marmaton Sale Agreement, the “Marmaton Properties”, and such sale, the “Marmaton Sale”). The Borrower has further advised the Administrative Agent and the Lenders that the consummation of the Marmaton Sale will trigger an automatic reduction of the Borrowing Base pursuant to Section 2.07(f) of the Credit Agreement. The Borrower has requested that the Lenders disregard (a) the Marmaton Sale, (b) the sale of certain Oil and Gas Properties more particularly described in that certain Purchase and Sale Agreement, dated as of May 24, 2018, among Chaparral and DPMS Oil, LLC, a Delaware limited liability company (such agreement, the “DPMS Sale Agreement”, such Oil and Gas Properties including the oil and gas leases and wells described on Exhibit A to the DPMS Sale Agreement, together with the other “Properties” as defined in the DPMS Sale Agreement, the “DPMS Properties”, and such sale, the “DPMS Sale”) and (c) the sale of certain Oil and Gas Properties more particularly described in that certain Purchase and Sale Agreement, dated as of May 10, 2018, among Chaparral and PO&G Resources Fund, LP, a Delaware limited partnership (such agreement, the “PO&G Sale Agreement”, such Oil and Gas Properties including the oil and gas leases and wells described on Exhibit A to the PO&G Sale Agreement, together with the other “Properties” as defined in the PO&G Sale Agreement, the “PO&G Properties”, and such sale, the “PO&G Sale”), in future determinations of whether a Triggering Disposition has occurred.

2. Purposes of this Letter. The Borrower, the Administrative Agent and the Lenders party hereto desire to enter into this Letter Agreement (this “Letter Agreement”) to evidence such Lenders’ (a) approval of the amount of the Borrowing Base reduction following the consummation of the Marmaton Sale, and (b) consent to disregard the Marmaton Sale, the DPMS Sale and the PO&G Sale in future determinations of whether a Triggering Disposition has occurred, in each case, on the terms and conditions set forth herein.

3. Borrowing Base Reduction. In reliance on the representations, warranties, covenants and agreements contained in this Letter Agreement, and subject to the terms and conditions set forth in this Section 3 and subject to the conditions precedent set forth in Section 4, the Lenders party hereto hereby agree that (a) pursuant to Section 2.07(f) of the Credit Agreement, upon the consummation of the Marmaton Sale, the Borrowing Base shall be automatically reduced, without any further action required on the part of the Administrative Agent or the Lenders, on the date that the Marmaton Sale is consummated by an amount equal to $20,000,000, and (b) so long as the reduction in the Borrowing Base provided for in the foregoing clause (a) occurs, the Borrowing Base value of the Marmaton Properties, the DPMS Properties and the PO&G Properties shall be disregarded for future calculations of the aggregate Borrowing Base value of Oil and Gas Properties sold or otherwise disposed of during any period for purposes of determining whether a Triggering Disposition has occurred; provided, that each of the following conditions is satisfied:

(i)	The Marmaton Sale shall be consummated on or prior to August 31, 2018;

(ii)
The Marmaton Sale shall be consummated in accordance with the Marmaton Sale Agreement in all material respects and no term or condition of the Marmaton Sale Agreement shall have been amended, modified or waived in a manner adverse to the Administrative Agent or the Lenders in any material respect; provided that, for the avoidance of doubt, any amendment, modification or waiver that results in the addition of any property to the Marmaton Properties to be sold by a Credit Party pursuant to the Marmaton Sale Agreement shall be deemed to be adverse to the Administrative Agent and the Lenders in a material respect; and

(iii)
The Administrative Agent shall have received final, executed copies of the Marmaton Sale Agreement (including all amendments thereto, if any) and all other material agreements, assignments or other conveyance documents executed in connection therewith, which copies shall be certified as being true and correct in all material respects by a Responsible Officer of the Borrower.

Notwithstanding anything to the contrary contained in this Letter Agreement, the agreements set forth herein are limited solely to the matters set forth above, and nothing contained in this Letter Agreement shall be deemed a consent to, or waiver of, any other action or inaction of the Borrower or any other Credit Party which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document. Neither the Lenders nor the Administrative Agent shall be obligated to grant any future waivers, consents or amendments with respect to any other provision of the Credit Agreement or any other Loan Document.

4. Conditions Precedent. The agreements contained in Section 3 hereof shall be effective when each of the following conditions precedent is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

4.1 Counterparts. The Administrative Agent shall have received from the Required Lenders, the Borrower, and each Guarantor counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Letter Agreement signed on behalf of such Persons.

4.2 Fees and Expenses. In consideration for the agreements set forth herein, the Borrower shall have paid to the Administrative Agent any and all reasonable and documented out-of-pocket fees and expenses payable to the Administrative Agent pursuant to or in connection with the this Letter Agreement (to the extent invoiced and required to be paid or reimbursed by the Borrower in accordance with Section 12.03 of the Credit Agreement) on or before the date hereof.

5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement, as modified by this Letter Agreement, shall remain in full force and effect following the effectiveness of this Letter Agreement.

5.2 Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby (a) ratifies and affirms its respective obligations under, and acknowledges and renews its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party, as the same may be amended hereby, remains in full force and effect, except as expressly amended hereby, and (b) represents and warrants to the Lenders that, as of the date hereof: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except (A) to the extent any such representations and warranties are expressly limited to an earlier date, such representations and warranties continue to be true and correct in all material respects as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) is true and correct in all respects, and (ii) no Default or Event of Default has occurred and is continuing.

5.3 Loan Document. This Letter Agreement is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.4 Counterparts. This Letter Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Letter Agreement by facsimile transmission (including electronic transmission via scanned .pdf) shall be effective as delivery of a manually executed counterpart hereof.

5.5 NO ORAL AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

5.6 GOVERNING LAW. THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.7 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Letter Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, as and when required by Section 12.03 of the Credit Agreement.

5.8 Severability. Any provision of this Letter Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.9 Successors and Assigns. This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be duly executed as of the date first written above.

Borrower:	CHAPARRAL ENERGY, INC., an Delaware
corporation

By: /s/ Linda Byford
Name: Linda Byford
Title: Associate Vice President - Legal

Guarantors:	CHAPARRAL ENERGY, L.L.C., an Oklahoma
limited liability company
CHAPARRAL RESOURCES, L.L.C., an
Oklahoma limited liability company
CHAPARRAL CO2, L.L.C. an Oklahoma limited
liability company
CEI ACQUISITION, L.L.C., a Delaware limited
liability company
CEI PIPELINE, L.L.C., a Texas limited liability
company
CHAPARRAL REAL ESTATE, L.L.C., an
Oklahoma limited liability company
GREEN COUNTRY SUPPLY, INC., an
Oklahoma corporation
CHAPARRAL EXPLORATION, L.L.C., a
Delaware limited liability company
ROADRUNNER DRILLING, L.L.C., an
Oklahoma limited liability company
CHAPARRAL BIOFUELS, L.L.C., an Oklahoma

By: /s/ Linda Byford
Name: Linda Byford
Title: Associate Vice President - Legal

Administrative	JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender
Agent and
Lender:	By: /s/ Orlando Castaneda
Name: Orlando Castaneda
Title: Authorized Officer

Lender:	CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Michael Higgins
Name: Michael Higgins
Title: Managing Director

Lender:	NATIXIS, NEW YORK BRANCH

By: /s/ Leila Zomorrodian
Name: Leila Zomorrodian
Title: Director

By: /s/ Vikram Nath
Name: Vikram Nath
Title: Director

Lender:	KEYBANK NATIONAL ASSOCIATION

By: /s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

Lender:	SOCIÉTÉ GÉNÉRALE

By: /s/ Max Sonnonstine
Name: Max Sonnonstine
Title: Director

Lender:	ABN AMRO CAPITAL USA LLC

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By: /s/ Scott Myatt
Name: Scott Myatt
Title: Executive Director

Lender:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By: /s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

Lender:	CITIBANK, N.A.

By: /s/ Ryan Watson
Name: Ryan Watson
Title: Senior Vice President

Lender:	COMPASS BANK

By: /s/ Kari McDaniel
Name: Kari McDaniel
Title: Vice President

Lender:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

By: /s/ David Gurghigian
Name: David Gurghigian
Title: Managing Director

Lender:	FIFTH THIRD BANK

By: /s/ Justin Bellamy
Name: Justin Bellamy
Title: Director

Lender:	THE HUNTINGTON NATIONAL BANK

By: /s/ Jason A. Zilewicz
Name: Jason A. Zilewicz
Title: Director

Lender:	ROYAL BANK OF CANADA

By: /s/ Emilee Scott
Name: Emilee Scott
Title: Authorized Signatory

Lender:	THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By: /s/ Annie Doval
Name: Annie Doval
Title: Authorized Signatory

Lender:	BANK OF AMERICA, N.A.

By: /s/ Raza Jafferi
Name: Raza Jafferi
Title: Director

Lender:	COMERICA BANK

By: /s/ Jeffrey M. LaBauve
Name: Jeffrey M. LaBauve
Title: Vice President

Lender:	EAST WEST BANK

By: /s/ Reed V. Thompson
Name: Reed V. Thompson
Title: Senior Vice President

Lender:	TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By: /s/ Gabnera Ramirez
Name: Gabnera Ramirez
Title: Authorized Officer